UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:  811-21064

ALLIANCEBERNSTEIN GLOBAL

GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  June 30, 2009

Date of reporting period:  December 31, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

2

SEMI-ANNUAL REPORT

AllianceBernstein Global Growth Fund

(formerly Global Research Growth Fund)

December 31, 2008

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

February 19, 2009

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Growth Fund (the “Fund”) for the semi-annual reporting period ended December 31, 2008.

Prior to November 3, 2008, the Fund was named AllianceBernstein Global Research Growth Fund. The name was shortened to provide additional clarity and consistency across our Growth platform.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a global portfolio of equity securities of companies within various market sectors selected by AllianceBernstein L.P. (the “Adviser”) for their growth potential. Research-driven stock selection is expected to be the primary driver of returns relative to the Fund’s benchmark, and other decisions, such as country allocation, are generally the result of the stock selection process. Examples of the types of market sectors in which the Fund may invest include, but are not limited to, telecommunications, information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. Within each sector, senior sector analyst-managers apply a research driven, bottom-up stock selection process using the Adviser’s proprietary research to identify attractive companies.

The Adviser relies heavily upon the fundamental and quantitative analysis of its large internal research staff. Research analysts use the firm’s Dynamic Gap growth philosophy to identify companies with unanticipated long-term growth potential. The Adviser looks for companies whose prospective earnings growth is not fully reflected in current market valuations. The Adviser places research emphasis on identifying companies whose prospective earnings growth potential appears likely to outpace market expectations. In consultation with the senior sector analysts, the Adviser’s Global Growth Portfolio Oversight Group (the “Group”) is responsible for the construction of the portfolio. The senior sector analysts and the Group allocate the Fund’s investments among the selected market sectors based on the fundamental company research conducted by the Adviser’s large internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. Given the emphasis on bottom-up stock selection, the senior sector analysts and the Group may vary the percentage allocation to each sector and may, on occasion, change the market sectors in which the Fund invests as companies’ potential for growth within a sector matures and new trends for growth emerge. The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more), one of which may be the United States. The Fund invests in both developed and emerging market countries. Geographic distribution of the Fund’s

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	1

investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Fund may also invest in synthetic foreign equity securities. The Adviser expects that normally the Fund’s portfolio will tend to emphasize investments in larger capitalization companies, although it may invest in smaller or medium capitalization companies. The Fund normally invests in approximately 100-150 companies.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International (MSCI) World Index (net), for the six- and 12-month periods ended December 31, 2008.

The Fund’s Class A shares without sales charges underperformed the benchmark during the six-month period ended December 31, 2008. Active currency management began September 30, 2008 and detracted from performance. Security selection in every sector, with the exception of industrials, was the overriding factor in the Fund’s underperformance. Financials provided four of the 10 largest detractors, as decisions made earlier in 2008 magnified the impact from the most beleaguered sector. The Fund’s financial holdings were repositioned before the beginning of the fourth quarter of 2008 and reduced the Fund’s overall exposure relative to the benchmark. Outside of finance, security selection in energy and materials also detracted significantly from relative performance as oil and commodity prices plunged. Furthermore, an overweight position in material and technology stocks, and an underweight in telecommunication and utility stocks, had a negative impact on relative performance.

Security selection in industrials was a minor contributor to relative performance for the semi-annual period. The underweight in financial stocks provided a positive impact to relative performance. An overweight in health care stocks, a traditionally defensive haven, also contributed to relative performance.

Overweight positions in Brazil, Norway and Russia and an underweight in France detracted from relative performance, while an overweight in Switzerland and the United States and an underweight in Japan and Canada made the most notable positive contributions to relative performance. Negative security selection within the United States and the United Kingdom overwhelmed the minor relative positive contribution from security selection within Australia and Israel.

The Fund’s Class A shares without sales charges also underperformed the benchmark during the 12-month period ended December 31, 2008. Security selection in the financial sector was the largest detractor from relative performance for the period, comprising six of the 10 largest detractors. Security selection in energy, materials and technology stocks also significantly hindered relative performance.

2	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

On the positive side, security selection in industrials contributed to relative performance. An underweight in financial stocks and an overweight in the health care sector also contributed to relative performance.

On a country level, an overweighting of stocks in India and an underweight position in Canada detracted from relative performance, while an overweight position in the United States and underweight positions in Belgium and Germany contributed to performance. Positive security selection within Norway, Mexico and Israel were minor contributors to relative performance. Security selection in the United States and United Kingdom detracted significantly from relative performance for the 12-month period.

Market Review and Investment Strategy

The year-long free fall in global equity markets accelerated in the last three months of the semi-annual period ended December 31, 2008, as the crisis in the financial markets broke through to the broader economy. Amid signs of a global recession, panicky investors fled from any hint of risk. The meltdown was style neutral and no region, industry or sector seemed to be spared. Many of the concerns that investors focused on at the beginning of 2008—such as a weakening housing sector, large banking write-downs, job losses, tight credit conditions and the stability of financial institutions—all increased exponentially as 2008 progressed. All these concerns translated into increased consumer pessimism, which put a drag on global consumer demand and left many businesses with greatly reduced sales and profits. Financial stocks in particular fared poorly with the collapse of several large financial institutions, resulting in decreased credit and increased borrowing rates.

In an effort to stem the crisis, responses from the US Treasury and the US Federal Reserve (the “Fed”) were well-intended efforts that provided some support for the financial sector as well as more cyclical industries such as automakers and troubled households. The Federal Open Market Committee cut official rates dramatically during the course of 2008, in an attempt to encourage investment and risk taking. The Fed also announced it would buy large amounts of Treasuries, and Agency and mortgage debt to reduce lending rates. Other countries such as the United Kingdom, China, India, Japan and Australia have also announced fiscal stimulus plans. These packages include infrastructure investment, tax cuts and other measures. Central banks outside the United States have lowered rates aggressively and more monetary easing around the world appears likely.

The Group made several notable changes in sector exposure during the semi-annual period ended December 31, 2008. The financial sector is one of the Fund’s largest underweights, reflecting both the drastic decline in share prices and the Group’s recognition of changing fundamentals and risks. The Group has refined the Fund’s holdings in finance, focusing on subsectors and

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	3

companies that are tied to secular growth trends. The Group remains highly selective, seeking clear beneficiaries of government support, well-positioned competitors and beneficiaries of secular trends. The Group has added to some of the holdings in alternative asset managers and exchanges, which are all direct beneficiaries of powerful long-term trends favoring investment. The Fund’s energy and materials exposure has been reduced, reflecting a decline in stock prices but also the Group’s deci sion to realign the Fund in light of falling commodity prices. The Fund’s exposure in health care was increased, adding to names that demonstrate some of the following qualities: a steadily expanding cash flow, healthy balance sheets, strong drug pipelines and low patent-expiration risk. Lastly, the Group increased the Fund’s exposure to consumer discretionary stocks that offer high quality, stable earnings and often focus on products or services that are regarded as indispensable in industrialized nations.

4	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged MSCI World Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index is a market capitalization-weighted index that measures the performance of stock markets in 23 countries. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

The MSCI World Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate possible to non-resident individuals who do not benefit from double taxation treaties.

A Word About Risk

The Fund may invest a significant portion of its assets in foreign securities, which can be more volatile than US securities due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund may invest in securities of emerging market nations. These investments have additional risks, such as those presented by illiquid securities or thinly traded markets, company management risks, heightened political instability and currency volatility. Accounting standards and market regulations in emerging market nations are not the same as those in the US. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectations, the price of these stocks can be severely negatively affected. The Fund can invest in small-cap and mid-cap companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. A fund’s investments in smaller-capitalization stocks may have additional risks because these companies often have limited product lines, markets or financial resources. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, it may at times use certain types of investment derivatives such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED DECEMBER 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein Global Growth Fund
Class A	-45.37%	-53.78%

Class B*	-45.53%	-54.06%

Class C	-45.52%	-54.12%

Advisor Class**	-45.29%	-53.63%

Class R**	-45.34%	-53.80%

Class K**	-45.31%	-53.72%

Class I**	-45.27%	-53.60%

MSCI World Index (Net)†	-33.71%	-40.71%

* Effective January 31, 2009, Class B shares will no longer be available for purchase to new investors. Please see Note K for more information.

**Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

†TheMSCI World Index (Net) reflects no deduction for fees, expenses or taxes except the reinvestment of dividends at nonwithholding taxes.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-53.78%	-55.75%
5 Years	-4.93%	-5.75%
Since Inception*	0.95%	0.27%

Class B Shares
1 Year	-54.06%	-55.85%
5 Years	-5.59%	-5.59%
Since Inception*(a)	0.25%	0.25%

Class C Shares
1 Year	-54.12%	-54.57%
5 Years	-5.61%	-5.61%
Since Inception*	0.23%	0.23%

Advisor Class Shares†
1 Year	-53.63%	-53.63%
5 Years	-4.65%	-4.65%
Since Inception*	1.25%	1.25%

Class R Shares†
1 Year	-53.80%	-53.80%
Since Inception*	-5.52%	-5.52%

Class K Shares†
1 Year	-53.72%	-53.72%
Since Inception*	-9.31%	-9.31%

Class I Shares†
1 Year	-53.60%	-53.60%
Since Inception*	-9.07%	-9.07%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.52%, 2.28%, 2.23%, 1.21%, 1.71%, 1.57% and 1.83% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.49%, 2.20%, 2.20%, 1.18%, 1.68%, 1.45% and 1.20% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. These waivers/reimbursements extend through the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception dates: 7/22/02 for Class A, Class B, Class C and Advisor Class shares; 9/1/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 5.

(Historical	Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2008)
SEC Returns

Class A Shares
1 Year	-55.75%
5 Years	-5.75%
Since Inception*	0.27%

Class B Shares
1 Year	-55.85%
5 Years	-5.59%
Since Inception*(a)	0.25%

Class C Shares
1 Year	-54.57%
5 Years	-5.61%
Since Inception*	0.23%

Advisor Class Shares†
1 Year	-53.63%
5 Years	-4.65%
Since Inception*	1.25%

Class R Shares†
1 Year	-53.80%
Since Inception*	-5.52%

Class K Shares†
1 Year	-53.72%
Since Inception*	-9.31%

Class I Shares†
1 Year	-53.60%
Since Inception*	-9.07%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception dates: 7/22/02 for Class A, Class B, Class C and Advisor Class shares; 9/1/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 5.

8	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2008		Ending Account Value December 31, 2008		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$546.34	$1,017.64	$5.85	$7.63
Class B	$1,000	$1,000	$544.73	$1,014.12	$8.57	$11.17
Class C	$1,000	$1,000	$544.80	$1,014.12	$8.57	$11.17
Advisor Class	$1,000	$1,000	$547.10	$1,019.16	$4.68	$6.11
Class R	$1,000	$1,000	$546.63	$1,016.64	$6.63	$8.64
Class K	$1,000	$1,000	$546.94	$1,017.90	$5.65	$7.37
Class I	$1,000	$1,000	$547.35	$1,019.16	$4.68	$6.11
*	Expenses are equal to the classes’ annualized expense ratios of 1.50%, 2.20%, 2.20%, 1.20%, 1.70%, 1.45% and 1.20%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	9

Fund Expenses

PORTFOLIO SUMMARY

December 31, 2008 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $ 50.9

*	All data are as of December 31, 2008. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 0.5% or less in the following countries: Bermuda, Canada, China, India, Ireland, South Africa and Taiwan.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The Portfolio of Investments section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Portfolio Summary

TEN LARGEST HOLDINGS*

December 31, 2008 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Wal-Mart Stores, Inc.	$2,551,797	5.0%
Exxon Mobil Corp.	1,772,226	3.5
Apollo Group, Inc. – Class A	988,398	1.9
Gilead Sciences, Inc.	976,774	1.9
Novartis AG	900,064	1.8
Lowe’s Cos, Inc.	882,320	1.8
Tesco PLC	861,899	1.7
Roche Holding AG	815,112	1.6
Baxter International, Inc.	814,568	1.6
Genentech, Inc.	813,347	1.6
	$11,376,505	22.4%

*	Long-term investments.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	11

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

December 31, 2008 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.1%
Health Care – 16.8%
Biotechnology – 5.3%
Celgene Corp.(a)	10,200	$563,856
CSL Ltd./Australia(b)	14,083	332,103
Genentech, Inc.(a)	9,810	813,347
Gilead Sciences, Inc.(a)	19,100	976,774

		2,686,080

Health Care Equipment & Supplies – 6.0%
Alcon, Inc.	8,350	744,737
Baxter International, Inc.	15,200	814,568
Becton Dickinson & Co.	11,300	772,807
Covidien Ltd.	19,700	713,928

		3,046,040

Health Care Providers & Services – 1.0%
Medco Health Solutions, Inc.(a)	11,800	494,538

Pharmaceuticals – 4.5%
Novartis AG(b)	17,972	900,064
Roche Holding AG(b)	5,265	815,112
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	13,600	578,952

		2,294,128

		8,520,786

Financials – 13.3%
Capital Markets – 5.2%
3i Group PLC(b)	32,132	125,832
The Blackstone Group LP	115,900	756,827
Credit Suisse Group AG(b)	21,855	612,477
Macquarie Group Ltd.(b)	19,217	390,016
Man Group PLC(b)	99,443	342,099
Merrill Lynch & Co., Inc.	35,500	413,220

		2,640,471

Commercial Banks – 0.9%
Banco Itau Holding Financeira SA	13,475	150,814
Banco Santander Central Hispano SA(b)	29,130	281,416

		432,230

Diversified Financial Services – 5.2%
Bank of America Corp.	28,800	405,504
CME Group, Inc. – Class A	3,826	796,229
Deutsche Boerse AG(b)	4,592	332,226
JP Morgan Chase & Co.	18,300	576,999
NYSE Euronext	18,800	514,744

		2,625,702

Insurance – 1.6%
MBIA, Inc.(a)	8,400	34,188
Prudential PLC(b)	53,030	321,905

12	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

QBE Insurance Group Ltd.(b)	25,597	$462,622

		818,715

Thrifts & Mortgage Finance – 0.4%
Housing Development Finance Corp.(b)	7,450	227,984

		6,745,102

Information Technology – 12.6%
Communications Equipment – 2.9%
Cisco Systems, Inc.(a)	30,096	490,565
Corning, Inc.	14,700	140,091
F5 Networks, Inc.(a)	4,500	102,870
Juniper Networks, Inc.(a)	19,400	339,694
QUALCOMM, Inc.	10,600	379,798

		1,453,018

Computers & Peripherals – 1.9%
Apple, Inc.(a)	1,800	153,630
Hewlett-Packard Co.	11,800	428,222
International Business Machines Corp.	4,800	403,968

		985,820

Electronic Equipment, Instruments & Components – 0.3%
Amphenol Corp. – Class A	3,500	83,930
HON HAI Precision Industry Co. Ltd.	45,750	90,208

		174,138

Internet Software & Services – 1.2%
Equinix, Inc.(a)	1,800	95,742
Google, Inc. – Class A(a)	1,625	499,931

		595,673

IT Services – 1.1%
Accenture Ltd. – Class A	3,600	118,044
Alliance Data Systems Corp.(a)	2,800	130,284
Cap Gemini SA(b)	5,473	211,624
SAIC, Inc.(a)	4,600	89,608

		549,560

Semiconductors & Semiconductor Equipment – 2.2%
Applied Materials, Inc.	10,700	108,391
Intel Corp.	19,700	288,802
KLA-Tencor Corp.	7,000	152,530
Linear Technology Corp.	2,600	57,512
National Semiconductor Corp.	13,800	138,966
Nvidia Corp.(a)	16,700	134,769
Taiwan Semiconductor Manufacturing Co. Ltd. (Sponsored) (ADR)	12,961	102,392
Tokyo Electron Ltd.(b)	3,600	126,733

		1,110,095

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Software – 3.0%
Activision Blizzard, Inc.(a)	55,400	$478,656
Adobe Systems, Inc.(a)	6,008	127,910
Microsoft Corp.	22,600	439,344
Nintendo Co. Ltd.(b)	400	152,861
Red Hat, Inc.(a)	8,000	105,760
Salesforce.com, Inc.(a)	3,400	108,834
Symantec Corp.(a)	9,400	127,088

		1,540,453

		6,408,757

Consumer Discretionary – 12.0%
Auto Components – 0.5%
Bridgestone Corp.(b)	15,800	236,994

Automobiles – 1.5%
Bayerische Motoren Werke AG(b)	7,120	218,621
Honda Motor Co. Ltd.(b)	24,300	517,558

		736,179

Distributors – 0.6%
Li & Fung Ltd.	164,000	283,424

Diversified Consumer Services – 1.9%
Apollo Group, Inc. – Class A(a)	12,900	988,398

Hotels, Restaurants & Leisure – 1.7%
Carnival PLC(b)	15,812	349,193
McDonald’s Corp.	5,000	310,950
Wyndham Worldwide Corp.	32,300	211,565

		871,708

Household Durables – 0.4%
Pulte Homes, Inc.	19,000	207,670

Media – 2.7%
The DIRECTV Group, Inc.(a)	13,800	316,158
Eutelsat Communications(b)	4,172	98,538
SES SA (FDR)(b)	4,531	87,813
Time Warner, Inc.	60,500	608,630
The Walt Disney Co.	12,400	281,356

		1,392,495

Specialty Retail – 2.7%
Belle International Holdings Ltd.	560,000	248,458
Lowe’s Cos, Inc.	41,000	882,320
TJX Cos, Inc.	11,400	234,498

		1,365,276

		6,082,144

14	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 11.2%
Aerospace & Defense – 4.2%
BAE Systems PLC(b)	111,855	$608,731
Honeywell International, Inc.	11,000	361,130
Lockheed Martin Corp.	8,400	706,272
United Technologies Corp.	8,700	466,320

		2,142,453

Construction & Engineering – 0.6%
Fluor Corp.	6,300	282,681

Electrical Equipment – 1.1%
Ametek, Inc.	700	21,147
Cooper Industries Ltd. – Class A	5,400	157,842
Emerson Electric Co.	11,000	402,710

		581,699

Industrial Conglomerates – 1.6%
Siemens AG(b)	8,058	606,633
Smiths Group PLC(b)	16,574	212,976

		819,609

Machinery – 1.9%
Atlas Copco AB – Class A(b)	40,236	354,016
Cummins, Inc.	7,600	203,148
Danaher Corp.	4,390	248,518
Komatsu Ltd.(b)	14,400	183,693

		989,375

Road & Rail – 1.2%
Norfolk Southern Corp.	6,600	310,530
Union Pacific Corp.	6,100	291,580

		602,110

Trading Companies & Distributors – 0.6%
Mitsui & Co. Ltd.(b)	27,000	277,570

		5,695,497

Energy – 10.6%
Energy Equipment & Services – 1.6%
Cameron International Corp.(a)	23,500	481,750
Schlumberger Ltd.	8,000	338,640

		820,390

Oil, Gas & Consumable Fuels – 9.0%
Apache Corp.	5,900	439,727
BG Group PLC(b)	57,720	798,936
EOG Resources, Inc.	5,100	339,558
Exxon Mobil Corp.	22,200	1,772,226
Oil Search Ltd.(b)	47,150	154,394
Petroleo Brasileiro SA (Sponsored) (ADR)	9,200	187,772
Sasol Ltd.	8,625	262,301
XTO Energy, Inc.	17,300	610,171

		4,565,085

		5,385,475

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 10.1%
Beverages – 1.8%
Asahi Breweries Ltd.(b)	34,000	$587,862
PepsiCo, Inc.	5,000	273,850
Pernod-Ricard SA(b)	957	71,094

		932,806

Food & Staples Retailing – 6.7%
Tesco PLC(b)	165,526	861,899
Wal-Mart de Mexico SAB de CV Series V	149,374	399,093
Wal-Mart Stores, Inc.	38,400	2,152,704

		3,413,696

Food Products – 0.5%
Nestle SA(b)	6,564	259,922

Household Products – 0.5%
Colgate-Palmolive Co.	3,400	233,036

Tobacco – 0.6%
British American Tobacco PLC(b)	10,950	285,651

		5,125,111

Telecommunication Services – 4.3%
Diversified Telecommunication Services – 2.2%
AT&T, Inc.	14,600	416,100
Deutsche Telekom AG-Class W(b)	11,611	175,550
Telefonica SA(b)	14,449	326,138
Verizon Communications, Inc.	6,200	210,180

		1,127,968

Wireless Telecommunication Services – 2.1%
American Tower Corp.-Class A(a)	6,600	193,512
KDDI Corp.(b)	28	199,928
Leap Wireless International, Inc.(a)	3,500	94,115
NTT Docomo, Inc.(b)	92	181,085
Vodafone Group PLC(b)	190,166	389,394

		1,058,034

		2,186,002

Utilities – 3.9%
Electric Utilities – 2.1%
E.ON AG(b)	14,216	558,222
The Kansai Electric Power Co. Inc(b)	8,500	246,211
The Southern Co.	8,100	299,700

		1,104,133

Multi-Utilities – 1.8%
GDF Suez(b)	6,080	301,793
National Grid PLC(b)	28,222	278,875
PG&E Corp.	8,400	325,164

		905,832

		2,009,965

16	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 3.3%
Chemicals – 1.5%
Monsanto Co.	6,800	$478,380
Potash Corp. of Saskatchewan	3,700	270,914

		749,294

Construction Materials – 0.4%
CRH PLC(b)	9,292	238,906

Metals & Mining – 1.4%
Cia Vale do Rio Doce-Class B (ADR)	22,200	268,842
Rio Tinto PLC(b)	20,060	445,865

		714,707

		1,702,907

Total Common Stocks (cost $69,030,942)		49,861,746

SHORT-TERM INVESTMENTS – 3.2%
Investment Companies – 3.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(c) (cost $1,645,195)	1,645,195	1,645,195

Total Investments – 101.3% (cost $70,676,137)		51,506,941
Other assets less liabilities – (1.3)%		(652,293)

Net Assets – 100.0%		$50,854,648

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2008	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 3/16/09	1,277	$867,338	$884,135	$16,797
Canadian Dollar settling 1/15/09	3,622	3,430,249	2,933,322	(496,927)
Canadian Dollar settling 1/15/09	341	265,204	276,163	10,959
Euro settling 1/15/09	8,072	11,408,561	11,213,712	(194,849)
Euro settling 1/15/09	731	975,154	1,015,513	40,359
Euro settling 1/15/09	1,243	1,659,156	1,726,789	67,633
Euro settling 1/15/09	846	1,091,653	1,175,273	83,620
Euro settling 3/16/09	1,373	1,916,021	1,903,731	(12,290)
Great British Pound settling 1/15/09	2,668	4,759,445	3,834,467	(924,978)
Great British Pound settling 1/15/09	1,192	1,948,205	1,713,150	(235,055)
Japanese Yen settling 1/15/09	70,879	717,980	782,111	64,131
Japanese Yen settling 1/15/09	231,996	2,351,470	2,559,949	208,479
Japanese Yen settling 1/15/09	292,578	2,807,850	3,228,438	420,588
Japanese Yen settling 3/16/09	58,916	653,750	650,926	(2,824)
New Zealand Dollar settling 1/15/09	1,857	1,103,244	1,082,896	(20,348)
New Zealand Dollar settling 1/15/09	2,117	1,237,704	1,234,513	(3,191)

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	17

Portfolio of Investments

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2008	Unrealized Appreciation/ (Depreciation)
Norwegian Krone settling 1/15/09	19,150	$3,233,759	$2,732,084	$(501,675)
Norwegian Krone settling 1/15/09	3,248	462,322	463,384	1,062
Swedish Krona settling 1/15/09	26,123	3,767,758	3,302,518	(465,240)
Swedish Krona settling 1/15/09	10,880	1,395,767	1,375,470	(20,297)
Swiss Franc settling 1/15/09	327	289,458	307,270	17,812
Swiss Franc settling 1/15/09	394	349,286	370,189	20,903
Swiss Franc settling 1/15/09	481	427,632	451,978	24,346
Swiss Franc settling 1/15/09	600	490,918	563,798	72,880
Swiss Franc settling 1/15/09	1,945	1,675,713	1,827,645	151,932

Sale Contracts:
Canadian Dollar settling 1/15/09	341	288,323	276,163	12,160
Canadian Dollar settling 1/15/09	3,622	3,062,484	2,933,322	129,162
Euro settling 1/15/09	2,450	3,157,560	3,403,567	(246,007)
Euro settling 1/15/09	1,314	1,689,541	1,825,423	(135,882)
Euro settling 1/15/09	646	808,017	897,431	(89,414)
Euro settling 1/15/09	1,499	2,024,549	2,082,427	(57,878)
Euro settling 1/15/09	1,073	1,465,503	1,490,623	(25,120)
Great British Pound settling 1/15/09	288	430,733	413,916	16,817
Great British Pound settling 1/15/09	389	584,550	559,073	25,477
Great British Pound settling 1/15/09	403	610,908	579,194	31,714
Great British Pound settling 1/15/09	359	549,808	515,957	33,851
Great British Pound settling 1/15/09	391	601,163	561,948	39,215
Great British Pound settling 1/15/09	1,936	3,287,328	2,782,432	504,896
Great British Pound settling 1/15/09	2,668	4,530,264	3,834,467	695,797
Japanese Yen settling 1/15/09	71,894	758,136	793,311	(35,175)
Norwegian Krone settling 1/15/09	1,730	244,661	246,815	(2,154)
Norwegian Krone settling 1/15/09	3,699	585,962	527,728	58,234
Swedish Krona settling 1/15/09	19,258	2,391,803	2,434,642	(42,839)
Swedish Krona settling 1/15/09	2,775	327,743	350,821	(23,078)
Swedish Krona settling 1/15/09	5,185	722,214	655,487	66,727
Swedish Krona settling 1/15/09	9,785	1,364,790	1,237,038	127,752
Swiss Franc settling 1/15/09	5,199	4,680,832	4,885,308	(204,476)
Swiss Franc settling 1/15/09	1,382	1,174,471	1,298,614	(124,143)

(a)	Non-income producing security.

(b)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $15,749,135.
(c)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

FDR – Fiduciary Depositary Receipt

See notes to financial statements.

18	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

December 31, 2008 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $69,030,942)	$49,861,746
Affiliated issuers (cost $1,645,195)	1,645,195
Foreign currencies, at value (cost $186,060)	189,082
Unrealized appreciation of forward currency exchange contracts	2,943,303
Dividends and interest receivable	228,985
Receivable for capital stock sold	79,875
Receivable for investment securities sold	60,824
Receivable due from Adviser	43,004

Total assets	55,052,014

Liabilities
Unrealized depreciation of forward currency exchange contracts	3,863,840
Payable for capital stock redeemed	75,413
Payable for investment securities purchased and foreign currency contracts	64,395
Administrative fee payable	25,770
Distribution fee payable	3,182
Transfer Agent fee payable	2,082
Accrued expenses and other liabilities	162,684

Total liabilities	4,197,366

Net Assets	$50,854,648

Composition of Net Assets
Capital stock, at par	$6,233
Additional paid-in capital	105,665,080
Undistributed net investment income	99,396
Accumulated net realized loss on investment and foreign currency transactions	(34,830,661)
Net unrealized depreciation of investments and foreign currency denominated assets and liabilities	(20,085,400)

$50,854,648

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$4,087,771	505,441	$8.09	*

B	$872,164	113,391	$7.69

C	$1,734,060	225,707	$7.68

Advisor	$38,477,436	4,691,804	$8.20

R	$8,009	996	$8.04

K	$384,141	47,362	$8.11

I	$5,291,067	648,054	$8.16

*	The maximum offering price per share for Class A shares was $8.45 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	19

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2008 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $8,363)	$745,281
Affiliated issuers	4,599
Interest	4,450	$754,330

Expenses
Advisory fee (see Note B)	346,431
Distribution fee—Class A	32,693
Distribution fee—Class B	6,837
Distribution fee—Class C	10,288
Distribution fee—Class R	25
Distribution fee—Class K	631
Transfer agency—Class A	10,751
Transfer agency—Class B	1,480
Transfer agency—Class C	1,765
Transfer agency—Advisor Class	43,139
Transfer agency—Class R	3
Transfer agency—Class K	298
Transfer agency—Class I	286
Custodian	99,702
Registration	77,864
Administrative	53,520
Audit	26,750
Directors’ fees	25,906
Legal	25,505
Printing	20,684
Miscellaneous	7,180

Total expenses	791,738
Less: expenses waived and reimbursed by the Adviser (see Note B)	(186,798)
Less: expense offset arrangement (see Note B)	(176)

Net expenses		604,764

Net investment income		149,566

Realized and Unrealized Loss on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions		(33,863,517)
Foreign currency transactions		(257,423)
Net change in unrealized appreciation/depreciation of:
Investments		(19,077,989	)(a)
Foreign currency denominated assets and liabilities		(943,075)

Net loss on investment and foreign currency transactions		(54,142,004)

Net Decrease in Net Assets from Operations		$ (53,992,438)

(a)	Net change in accrued foreign capital gain taxes of $1,638.

See notes to financial statements.

20	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2008 (unaudited)		Year Ended June 30, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$149,566		$287,512
Net realized gain (loss) on investment and foreign currency transactions	(34,120,940)		6,003,892
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(20,021,064)		(22,913,515)

Net decrease in net assets from operations	(53,992,438)		(16,622,111)
Dividends and Distributions to Shareholders from
Net investment income
Class A	– 0	–	(96,060)
Advisor Class	– 0	–	(443,130)
Class R	– 0	–	(2)
Class K	– 0	–	(202)
Class I	– 0	–	(63)
Net realized gain on investment and foreign currency transactions
Class A	(114,227)		(5,252,277)
Class B	(26,164)		(252,611)
Class C	(40,376)		(335,092)
Advisor Class	(1,221,573)		(8,633,391)
Class R	(214)		(1,217)
Class K	(10,416)		(7,958)
Class I	(110,268)		(1,167)
Capital Stock Transactions
Net increase (decrease)	(47,096,236)		25,776,733

Total decrease	(102,611,912)		(5,868,548)
Net Assets
Beginning of period	153,466,560		159,335,108

End of period (including undistributed and (distributions in excess of) net investment income of $99,396 and ($50,170), respectively)	$50,854,648		$153,466,560

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	21

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

December 31, 2008 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Global Growth Fund, Inc. (the “Fund”) formerly known as AllianceBernstein Global Research Growth Fund, Inc., was organized under the laws of the State of Maryland on March 22, 2002. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, if any. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If

22	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Notes to Financial Statements

there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective July 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	23

Notes to Financial Statements

best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2008:

Level	Investments in Securities		Other Financial Instruments*
Level 1	$34,873,415		$	– 0	–
Level 2	16,633,526	+		(920,537)
Level 3	– 0	–		– 0	–

Total	$51,506,941			$ (920,537)

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets give rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net

24	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Notes to Financial Statements

unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	25

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Effective February 2, 2004, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total fund operating expenses on an annual basis to 1.50%, 2.20%, 2.20%, 1.20%, 1.70%, 1.45% and 1.20% of the average daily net assets of Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the six months ended December 31, 2008, such reimbursement amounted to $186,798.

Pursuant to the investment advisory agreement, the Fund paid $53,520 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended December 31, 2008.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $17,468 for the six months ended December 31, 2008.

For the six months ended December 31, 2008, the expenses of Class A, Class B, Class C and Adviser Class shares were reduced by $176 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $6,291 from the sales of Class A shares and received $125, $1,698 and $488 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended December 31, 2008.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.-Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the

26	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Notes to Financial Statements

Government STIF Portfolio for the six months ended December 31, 2008 is as follows:

Market Value June 30, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value December 31, 2008 (000)
$ –0–	$9,860	$8,215	$5	$1,645

Brokerage commissions paid on investment transactions for the six months ended December 31, 2008, amounted to $110,896, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to ..30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares and .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $30,385, $77,861, $1,642 and $10,728 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2008, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$50,722,690		$96,510,469
U.S. government securities	– 0	–	– 0	–

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	27

Notes to Financial Statements

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$1,204,233
Gross unrealized depreciation	(20,373,429)

Net unrealized depreciation	$(19,169,196)

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund.

The Fund’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

28	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Notes to Financial Statements

NOTE E

Capital Stock

Class A, Class B, Class C, Class R & Advisor Class each consists of 6,000,000,000 authorized shares. Class K & I each consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008

Class A
Shares sold	142,701	623,286	$1,686,895	$10,779,377

Shares issued in reinvestment of dividends and distributions	12,811	289,104	104,409	5,163,389

Shares converted from Class B	6,519	21,119	72,947	367,815

Shares redeemed	(3,210,216)	(497,212)	(42,041,504)	(8,788,528)

Net increase (decrease)	(3,048,185)	436,297	$(40,177,253)	$7,522,053

Class B
Shares sold	19,219	45,260	$175,425	$755,503

Shares issued in reinvestment of distributions	2,935	14,035	22,776	240,278

Shares converted to Class A	(6,839)	(22,030)	(72,947)	(367,815)

Shares redeemed	(45,338)	(48,069)	(459,144)	(761,919)

Net decrease	(30,023)	(10,804)	$(333,890)	$(133,953)

Class C
Shares sold	73,826	63,927	$610,834	$1,088,849

Shares issued in reinvestment of distributions	3,664	17,964	28,396	307,544

Shares redeemed	(52,151)	(63,540)	(534,943)	(1,043,454)

Net increase	25,339	18,351	$104,287	$352,939

Advisor Class
Shares sold	524,656	2,705,357	$6,145,314	$46,006,858

Shares issued in reinvestment of dividends and distributions	147,246	490,215	1,216,249	8,843,479

Shares redeemed	(2,045,147)	(2,147,149)	(20,692,860)	(37,792,359)

Net increase (decrease)	(1,373,245)	1,048,423	$(13,331,297)	$17,057,978

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	29

Notes to Financial Statements

	Shares				Amount
	Six Months Ended December 31, 2008 (unaudited)		Year Ended June 30, 2008		Six Months Ended December 31, 2008 (unaudited)		Year Ended June 30, 2008

Class R
Shares sold	162		241		$1,772		$4,222

Shares issued in reinvestment of dividends and distributions	16		31		125		552

Shares redeemed	– 0	–	(82)		– 0	–	(1,292)

Net increase	178		190		$1,897		$3,482

Class K
Shares sold	29,558		13,539		$432,956		$215,306

Shares issued in reinvestment of dividends and distributions	1,275		389		10,416		6,963

Shares redeemed	(1,796)		(32)		(19,036)		(535)

Net increase	29,037		13,896		$424,336		$221,734

Class I
Shares sold	587,347		46,623		$6,105,573		$752,500

Shares issued in reinvestment of dividends and distributions	13,395		– 0	–	110,111		– 0	–

Net increase	600,742		46,623		$6,215,684		$752,500

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in

30	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Notes to Financial Statements

various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims of losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2008.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending June 30, 2009 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended June 30, 2008 and June 30, 2007 was as follows:

	2008	2007
Distributions paid from:
Ordinary income	$1,302,423	$376,947
Net long-term capital gains	13,720,748	7,057,162

Total distributions paid	$15,023,171	$7,434,109

As of June 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed long-term capital gains	$2,437,189
Accumulated capital and other losses	(136,628	)(a)
Unrealized appreciation/(depreciation)	(1,601,521	)(b)

Total accumulated earnings/(deficit)	$699,040	(c)

(a)

Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended June 30, 2008, the Fund deferred to July 1, 2008 post-October currency losses of $136,628.

(b)

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales, the tax treatment of Passive Foreign Investment Company (“PFIC”) and the tax treatment of partnerships.

(c)	The difference between book basis and tax basis components of accumulated earnings/(deficit) is attributed primarily to tax treatment of organizational expenses.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	31

Notes to Financial Statements

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual

32	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Notes to Financial Statements

Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncement

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Fund’s financial statements.

NOTE K

Subsequent Event

Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	33

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended December 31, 2008 (unaudited)		Year Ended June 30,
			2008		2007		2006		2005		2004

Net asset value, beginning of period	$ 15.22		$ 18.71		$ 16.73		$ 14.47		$ 13.23		$ 11.33

Income From Investment Operations
Net investment income (loss)(a)	(.00	)(b)	.00	(b)	.03		.03	(c)	(.02	)(c)	(.01	)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(6.90)		(1.76)		2.94		2.73		1.35		2.68
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(6.90)		(1.76)		2.97		2.76		1.33		2.67

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.03)		– 0	–	– 0	–	– 0	–(b)	(.01)
Distributions from net realized gain on investment and foreign currency transactions	(.23)		(1.70)		(.99)		(.50)		(.09)		(.76)

Total dividends and distributions	(.23)		(1.73)		(.99)		(.50)		(.09)		(.77)

Net asset value, end of period	$ 8.09		$ 15.22		$ 18.71		$ 16.73		$ 14.47		$ 13.23

Total Return
Total investment return based on net asset value(e)	(45.37)%		(10.79)%		18.37%		19.25%		10.06%		23.86%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,088		$54,084		$58,325		$50,432		$33,944		$20,562
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.50	%(f)	1.49%		1.50%		1.50	%(h)	1.50%		1.50%
Expenses, before waivers/ reimbursements	1.67	%(f)	1.52%		1.61%		1.93	%(h)	2.51%		7.68%
Net investment income (loss)	(.03	)%(f)	.00	%(g)	.14%		.18	%(c)(h)	(.15	)%(c)	(.16	)%(d)
Portfolio turnover rate	53%		97%		80%		79%		66%		85%

See footnote summary on page 41.

34	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 14.53	$ 18.02	$ 16.26	$ 14.17	$ 13.04	$ 11.26

Income From Investment Operations
Net investment loss(a)	(.03)	(.13)	(.10)	(.05	)(c)	(.09	)(c)	(.18	)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(6.58)	(1.66)	2.85	2.64	1.31	2.72
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(6.61)	(1.79)	2.75	2.59	1.22	2.54

Less: Distributions
Distributions from net realized gain on investment and foreign currency transactions	(.23)	(1.70)	(.99)	(.50)	(.09)	(.76)

Net asset value, end of period	$ 7.69	$ 14.53	$ 18.02	$ 16.26	$ 14.17	$ 13.04

Total Return
Total investment return based on net asset value(e)	(45.53)%	(11.38)%	17.53%	18.44%	9.34%	22.87%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$872	$2,083	$2,779	$2,726	$641	$162
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	2.20	%(f)	2.20%	2.20%	2.20	%(h)	2.20%	2.21%
Expenses, before waivers/ reimbursements	2.74	%(f)	2.28%	2.36%	2.60	%(h)	3.44%	11.40%
Net investment loss	(.54	)%(f)	(.75)%	(.58)%	(.33	)%(c)(h)	(.67	)%(c)	(2.22	)%(d)
Portfolio turnover rate	53%	97%	80%	79%	66%	85%

See footnote summary on page 41.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	35

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 14.51	$ 18.02	$ 16.26	$ 14.17	$ 13.04	$ 11.26

Income From Investment Operations
Net investment loss(a)	(.03)	(.12)	(.10)	(.05	)(c)	(.11	)(c)	(.08	)(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(6.57)	(1.69)	2.85	2.64	1.33	2.62
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(6.60)	(1.81)	2.75	2.59	1.22	2.54

Less: Distributions
Distributions from net realized gain on investment and foreign currency transactions	(.23)	(1.70)	(.99)	(.50)	(.09)	(.76)

Net asset value, end of period	$ 7.68	$ 14.51	$ 18.02	$ 16.26	$ 14.17	$ 13.04

Total Return
Total investment return based on net asset value(e)	(45.52)%	(11.51)%	17.53%	18.44%	9.34%	22.87%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,734	$2,908	$3,280	$3,266	$934	$468
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.20	%(f)	2.20%	2.20%	2.20	%(h)	2.20%	2.20%
Expenses, before waivers/reimbursements	2.75	%(f)	2.23%	2.32%	2.59	%(h)	3.28%	10.96%
Net investment loss	(.52	)%(f)	(.72)%	(.60)%	(.30	)%(c)(h)	(.80	)%(c)	(.73	)%(d)
Portfolio turnover rate	53%	97%	80%	79%	66%	85%

See footnote summary on page 41.

36	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 15.40	$ 18.91	$ 16.89	$ 14.56	$ 13.27	$ 11.36

Income From Investment Operations
Net investment income(a)	.03	.06	.09	.11	(c)	.02	(c)	.01	(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(7.00)	(1.78)	2.97	2.72	1.36	2.70
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(6.97)	(1.72)	3.06	2.83	1.38	2.71

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.09)	(.05)	– 0	–	– 0	–(b)	(.04)
Distributions from net realized gain on investment and foreign currency transactions	(.23)	(1.70)	(.99)	(.50)	(.09)	(.76)

Total dividends and distributions	(.23)	(1.79)	(1.04)	(.50)	(.09)	(.80)

Net asset value, end of period	$ 8.20	$ 15.40	$ 18.91	$ 16.89	$ 14.56	$ 13.27

Total Return
Total investment return based on net asset value(e)	(45.29)%	(10.52)%	18.75%	19.61%	10.43%	24.17%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$38,477	$93,375	$94,843	$68,427	$26,104	$20,202
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.20	%(f)	1.18%	1.20%	1.20	%(h)	1.20%	1.26%
Expenses, before waivers/reimbursements	1.66	%(f)	1.21%	1.30%	1.58	%(h)	2.18%	7.46%
Net investment income	.47	%(f)	.34%	.50%	.67	%(c)(h)	.13	%(c)	.08	%(d)
Portfolio turnover rate	53%	97%	80%	79%	66%	85%

See footnote summary on page 41.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	37

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended December 31, 2008	Year Ended June 30,	September 1, 2004(i) to June 30,

(unaudited)	2008	2007	2006	2005

Net asset value, beginning of period	$ 15.12	$ 18.60	$ 16.68	$ 14.44	$ 12.72

Income From Investment Operations
Net investment income (loss)(a)(c)	.00	(b)	(.03)	– 0	–	(.01)	(.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(6.85)	(1.75)	2.91	2.75	1.85
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–(b)	– 0	–

Net increase (decrease) in net asset value from operations	(6.85)	(1.78)	2.91	2.74	1.81

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	.00	(b)	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	(.23)	(1.70)	(.99)	(.50)	(.09)

Total dividends and distributions	(.23)	(1.70)	(.99)	(.50)	(.09)

Net asset value, end of period	$ 8.04	$ 15.12	$ 18.60	$ 16.68	$ 14.44

Total Return
Total investment return based on net asset value(e)	(45.34)%	(10.94)%	18.06%	19.14%	14.22%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8	$13	$12	$7	$6
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.70	%(f)	1.68%	1.70%	1.70	%(h)	1.70	%(f)
Expenses, before waivers/reimbursements	2.16	%(f)	1.71%	1.82%	2.41	%(h)	2.76	%(f)
Net investment income (loss)(c)	.01	%(f)	(.17)%	.00	%(g)	(.04	)%(h)	(.31	)%(f)
Portfolio turnover rate	53%	97%	80%	79%	66%

See footnote summary on page 41.

38	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30,	March 1, 2005(i) to June 30, 2005
2008	2007	2006

Net asset value, beginning of period	$ 15.24	$ 18.74	$ 16.74	$ 14.47	$ 14.52

Income From Investment Operations
Net investment income(a)(c)	.02	.02	.12	.03	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(6.92)	(1.78)	2.87	2.74	(.08)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–(b)	– 0	–

Net increase (decrease) in net asset value from operations	(6.90)	(1.76)	2.99	2.77	(.05)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.04)	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	(.23)	(1.70)	(.99)	(.50)	– 0	–

Total dividends and distributions	(.23)	(1.74)	(.99)	(.50)	– 0	–

Net asset value, end of period	$ 8.11	$ 15.24	$ 18.74	$ 16.74	$ 14.47

Total Return
Total investment return based on net asset value(e)	(45.31)%	(10.77)%	18.49%	19.32%	(.34)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$384	$279	$83	$12	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.45	%(f)	1.45%	1.45%	1.45	%(h)	1.45	%(f)
Expenses, before waivers/reimbursements	1.97	%(f)	1.57%	1.59%	2.09	%(h)	3.10	%(f)
Net investment income(c)	.28	%(f)	.15%	.70%	.20	%(h)	.54	%(f)
Portfolio turnover rate	53%	97%	80%	79%	66%

See footnote summary on page 41.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	39

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30,	March 1, 2005(i) to June 30, 2005
2008	2007	2006

Net asset value, beginning of period	$ 15.32	$ 18.81	$ 16.80	$ 14.48	$ 14.52

Income From Investment Operations
Net investment income (loss)(a)(c)	.04	(.01)	.08	.07	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(6.97)	(1.69)	2.96	2.75	(.08)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–(b)	– 0	–

Net increase (decrease) in net asset value from operations	(6.93)	(1.70)	3.04	2.82	(.04)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.09)	(.04)	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	(.23)	(1.70)	(.99)	(.50)	– 0	–

Total dividends and distributions	(.23)	(1.79)	(1.03)	(.50)	– 0	–

Net asset value, end of period	$ 8.16	$ 15.32	$ 18.81	$ 16.80	$ 14.48

Total Return
Total investment return based on net asset value(e)	(45.27)%	(10.44)%	18.74%	19.65%	(.28)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,291	$725	$13	$11	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.20	%(f)	1.20%	1.20%	1.20	%(h)	1.20	%(f)
Expenses, before waivers/reimbursements	1.95	%(f)	1.83%	1.26%	1.76	%(h)	2.85	%(f)
Net investment income (loss)(c)	.80	%(f)	(.13)%	.44%	.45	%(h)	.79	%(f)
Portfolio turnover rate	53%	97%	80%	79%	66%

See footnote summary on page 41.

40	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.01.

(c)	Net of expenses waived and reimbursed by the Adviser.

(d)	Net of expenses waived and reimbursed by the Adviser and the Transfer Agent.

(e)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

(g)	Amount is less than 0.005%.

(h)	The ratio includes expenses attributable to costs of proxy solicitation.

(i)	Commencement of distribution.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	41

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Garry L. Moody(1)
Michael J. Downey(1)	Marshall C. Turner, Jr.(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Steven A. Nussbaum(2), Senior Vice President

Eric P. Hewitt(2), Vice President

Siobhan F. McManus, Vice President

David G. Robinson(2), Vice President

Robert W. Scheetz, Vice President

Lisa A. Shalett, Vice President

Jane E. Schneirov(2), Vice President

Francis X. Suozzo(2), Vice President

Christopher M. Toub, Vice President

Paul A. Vogel(2), Vice President

Janet A. Walsh(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

The Bank of New York

One Wall Street

New York, NY 10286

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the AllianceBernstein Global Growth Fund are made by the Adviser’s Global Growth research sector heads, with oversight by the Adviser’s Global Growth Portfolio Oversight Group. The Adviser’s Global Growth Portfolio Oversight Group, comprised of senior investment professionals, in consultation with the Global Growth research sector heads, is responsible for determining the market sectors into which the Fund’s assets are invested and the percentage allocation into each sector. The research sector heads include: Steven A. Nussbaum, Eric P. Hewitt, David G. Robinson, Jane E. Schneirov, Francis X. Suozzo, Janet A. Walsh and Paul A. Vogel.

42	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Global Research Growth Fund, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 23, 2008 and presented to the Board of Directors on May 6-8, 2008.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	43

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/29/08 ($MIL)	Fund
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$161.6	Global Research Growth Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $83,000 (0.06% of the Fund’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. In addition, set forth below are the gross expense ratios of the Fund for the most recent semi-annual period:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[4] (12/31/07)		Fiscal Year End
Global Research Growth Fund, Inc.[5]	Advisor Class A Class B Class C Class R Class K Class I	1.20% 1.50% 2.20% 2.20% 1.70% 1.45% 1.20%	1.31 1.61 2.37 2.33 1.81 1.63 1.25	% % % % % % %	June 30

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	Annualized.

5	The stated caps were implemented on February 2, 2004 with respect to Advisor Class, Class A, Class B, and Class C shares and on September 1, 2004 (inception date of Class R) with respect to Class R shares. Prior thereto, with respect to Advisory Class, Class A, Class B and Class C shares, the caps were 1.40%, 1.70%, 2.40% and 2.40%, respectively.

44	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	45

Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees based on February 29, 2008 net assets:

Fund	Net Assets 02/29/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Research Growth Fund, Inc.	$161.6	Global Research Growth Schedule 80 bp on 1st $25 m 60 bp on next $25 m 50 bp on next $50 m 40 bp on the balance Minimum account size $50 m	0.524%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.7 Also shown is what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Adv. Fee
Global Research Growth Fund, Inc.	Global Research Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Global Growth Trends Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Fund. It should be noted that Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only:

Fund	Fee
Global Growth Trends Portfolio Class A	1.70%
Class I (Institutional)	0.90%

7	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

46	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a somewhat similar investment style as certain of the Funds are as follows:

Fund	ITM Mutual Fund	Fee[8]
Global Research Growth Fund, Inc.	Alliance Global Research Growth[9]	0.30%	[10]
	Alliance Global Growth Opportunities 1[9]	1.00%
	Alliance Global Growth Opportunities 2[9]	0.80%
	Alliance Global Growth Opportunities 3[9]	0.85%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)11 at the approximate current asset level of the Fund.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

8	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on March 17, 2008 by Reuters was ¥97.38 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $10.3 million.

9	This ITM fund is privately placed or institutional.

10	The fund is offered to two institutional clients that are charged a separate fee for managing their assets in addition to the 0.30%. The first client is charged 0.33% for the first ¥2.5 billion, 0.195% for the next ¥2.5 billion, 0.105% for the next ¥5 billion and 0.06% thereafter. The second client is charged 0.40% for the first ¥2.5 billion, 0.25% for the next ¥2.5 billion, 0.15% for the next ¥5 billion and 0.10% thereafter.

11	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	47

The Fund’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Adviser and the Senior Officer, Lipper expanded the Fund’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee (%)[13]	Lipper Exp. Group Median (%)	Rank
Global Research Growth Fund, Inc.[14]	0.750	0.900	4/11

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective.15 A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.16

Fund	Expense Ratio (%)[17]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Research Growth Fund, Inc.[18]	1.501	1.519	5/11	1.501	20/38

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

13	The contractual management fee would not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser to the Fund for expense caps that effectively reduce the actual management fee.

14	The Fund’s EG includes the Fund, three other Global Large-Cap Growth Funds (“GLCG”), four Global Multi-Cap Growth Funds (“GMLG”) and three Global Multi-Cap Core Funds (“GMLC”).

15	It should be noted that the expansion of the Fund’s EU was not requested by the Adviser or the Senior Officer. They requested that only the EG be expanded.

16	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

17	Most recently completed fiscal year end Class A total expense ratio.

18	The Fund’s EU includes the Fund, EG and all other GLCG, GMLG and GMLC funds, excluding outliers.

48	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million.19 During the Fund’s most recently completed fiscal year, ABI received from the Fund $2,174, $226,971 and $7,314 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $28,317 in fees from the Fund.20

19	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

20	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $2,696 under the offset agreement between the Fund and ABIS.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	49

The Fund may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,21 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli22 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th - 75th percentile of their comparable peers.23 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various

21	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

22	The Deli study was originally published in 2002 based on 1997 data.

23	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

50	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of certain AllianceBernstein Mutual Funds were higher than the medians of these select groups of funds.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $746 billion as of February 29, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings of the Fund24 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)25 for the periods ended January 31, 2008.26

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	1.44	4.27	2.05	3/4	11/18
3 year	11.87	11.34	10.55	2/4	4/14
5 year	16.60	16.32	16.07	2/4	5/11

24	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

25	The Fund’s PG and PU are not identical to the Fund’s EG and EU. The criteria for including and excluding a fund in a PG or PU is somewhat different from that of an EG or EU.

26	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	51

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)27 versus its benchmark.28 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.29

	Periods Ending January 31, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Global Research Growth Fund, Inc.	1.44	11.87	16.60	14.33	11.16	1.14	5
MSCI World Index (Net)	-0.47	10.64	15.83	14.05	9.77	1.22	5
MSCI World Growth (Net)	3.33	10.77	14.27	12.92
Inception Date: July 22, 2002

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2008

27	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

28	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2008.

29	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

52	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National National II* Arizona California Florida Massachusetts Michigan	Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

ACM Managed Dollar Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 3, 2008, Small/Mid Cap Growth Fund was named Mid-Cap Growth Fund, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund. Prior to December 1, 2008, National II was named Insured National.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	53

AllianceBernstein Family of Funds

NOTES

54	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

NOTES

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND •	55

NOTES

56	• ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GRG-0152-1208

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

3

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Global Growth Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	February 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	February 27, 2009

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	February 27, 2009

00250.0073 #462870v4